UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2010

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2010 the Board of Directors of Horizon Lines, Inc. (the “Company”) appointed Brian W. Taylor as Senior Vice President, Chief Commercial Officer of the Company. Mr. Taylor, age 51, has served as the Company’s Senior Vice President, International Services since January 2010. He served as President of Horizon Logistics Holdings, LLC from August 2007, and Senior Vice President, Sales and Marketing, of the Company from February 2006 through August 2007. He served as Vice President and General Manager, Hawaii and Guam, of the Company from June 2000 through January 2006. In his new and expanded role, Mr. Taylor will be responsible for all sales and pricing functions throughout the Company as well as have overall responsibility for international services.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: December 20, 2010	By:	/s/ Michael T. Avara
Michael T. Avara
Senior Vice President and Chief Financial Officer